Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Floating Rate Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

James T. Anderson, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2007.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund (through August 31, 2016). Began managing the fund in 2007.

Mark L. Rigazio, CPA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Please Retain This Supplement for Future Reference

April 29, 2016

PROSTKR-630